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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

OWENS-ILLINOIS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9576 (Commission File Number)	22-2781933 (I.R.S. Employer Identification No.)

One SeaGate
Toledo, Ohio 43666
(Address of Principal Executive Offices)

(419) 247-5000
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

        (a)    On November 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:

Certification of Chief Executive Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Owens-Illinois, Inc. (the "Company") hereby certifies that:

          (i)    the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002	/s/ JOSEPH H. LEMIEUX Joseph H. Lemieux Chairman and Chief Executive Officer Owens-Illinois, Inc.

Certification of Chief Financial Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Owens-Illinois, Inc. (the "Company") hereby certifies that:

          (i)    the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002	/s/ R. SCOTT TRUMBULL R. Scott Trumbull Executive Vice President and Chief Financial Officer

        The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002	OWENS-ILLINOIS, INC. (registrant)
	By:	/s/ EDWARD C. WHITE Name: Edward C. White Its: Vice President and Controller

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  ITEM 9. REGULATION FD DISCLOSURE
Certification of Chief Executive Officer
Certification of Chief Financial Officer
SIGNATURES